Exhibit 10.1
AMENDMENT NO. 2
Dated as of September 19, 2017
to
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 29, 2014
THIS AMENDMENT NO. 2 (this “Amendment”) is made as of September 19, 2017 by and among Chart Industries, Inc., a Delaware corporation (the “Company”), Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg (“Chart Luxembourg”), Chart Asia Investment Company, a private limited company incorporated under the laws of Hong Kong (“Chart Hong Kong” and, together with the Company and Chart Luxembourg, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement dated as of October 29, 2014 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to a certain amendment to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is amended to add the following definition thereto in the appropriate alphabetical order:
““Hudson Acquisition” means the acquisition pursuant to which the Company will acquire Hudson Products Corporation, all as more specifically described in the Company’s Current Report on Form 8-K dated June 30, 2017 and filed with the SEC.”
(b)    The definition of “Pro Forma Basis” appearing in Section 1.01 of the Credit Agreement is amended to restate the final paragraph thereof in its entirety as follows:
“Pro forma calculations made pursuant to the definition of the term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of the Company and, for any fiscal period ending on or prior to the first anniversary of an Asset Acquisition or Asset Disposition (or any similar transaction or transactions that require a waiver or consent of the Required Lenders pursuant to Section 6.04 or 6.05), may include adjustments to reflect operating expense reductions and other operating improvements or synergies reasonably expected to result from such Asset Acquisition, Asset Disposition or other similar transaction, to the extent that (1) the Company delivers to the Administrative Agent (i) a certificate of a Financial Officer of the Company setting forth such operating expense reductions and other operating improvements or synergies and (ii) information and calculations supporting in reasonable detail such estimated operating expense reductions and other operating improvements or synergies and (2) either (A) such adjustments are approved by the Administrative Agent in its reasonable credit judgment and are otherwise in accordance with Regulation S-X or (B) such adjustments are reasonably projected in good faith by the Company to be achieved in connection with any such event within the 12-month period following the consummation of such event, that are reasonably identifiable, quantifiable and factually supportable in the good faith judgment of the Company and that are set forth in reasonable detail in a certificate of a Responsible Officer of the Company (the “Additional Adjustments”); provided that (x) all adjustments pursuant to this clause (B) will be without duplication of any amounts that are otherwise included or added back in computing EBITDA in accordance with the definition of such term (including, without limitation, pursuant to the foregoing clause (A)), whether through pro forma adjustment or otherwise, (y) if Additional Adjustments are to be added to EBITDA pursuant to this clause (B), the aggregate amount of Additional Adjustments for any period being tested shall not exceed 10% of the EBITDA for such period (calculated prior to giving effect to the Additional Adjustments) and (z) if any operating expense reductions or other operating improvements or synergies included in any pro forma calculations based on the anticipation that such operating expense reductions or other operating improvements or synergies will be achieved within such 12-month period shall at any time cease to be reasonably anticipated by the Company to be so achieved, then on and after such time pro forma calculations required to be made hereunder shall not reflect such operating expense reductions or other operating improvements or synergies.”
(c)    Section 6.04(j) of the Credit Agreement is hereby amended to restate the parenthetical set forth therein in its entirety as follows:
“(provided that (i) no such Dollar limitation shall apply so long as, at the time of making any such Investment and after giving effect thereto, (1) no Default or Event of Default has occurred and is continuing or would result therefrom and (2) the Leverage Ratio shall be less than 3.00:1.00 calculated on a pro forma basis as of the last day of the most recently ended fiscal quarter in respect of which financial statements have been delivered pursuant to Section 5.04 and (ii) no such Dollar limitation shall apply to the Hudson Acquisition)”
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Loan Parties and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.
3.    Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower and are enforceable in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, examinership, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document under (and as defined in) the Credit Agreement.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC.,
as the Company

By: /s/ Jillian Evanko (Harris)
Name: Jillian Evanko (Harris)
Title: Vice President and Chief Financial Officer

CHART INDUSTRIES LUXEMBOURG S.À R.L., as a Foreign Borrower

By: /s/ Nicolaus    Schreurs
Name: Nicolas Schreurs
Title: Class A Director

By: /s/ Petra Magerotte
Name: Petra Magerotte
Title: Class B Director

CHART ASIA INVESTMENT COMPANY LIMITED, as a Foreign Borrower

By: /s/ William C. Johnson
Name: William C. Johnson
Title: President and Chief Executive Officer

By: /s/ Jillian Evanko (Harris)
Name: Jillian Evanko (Harris)
Title: Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By: /s/ Anne Cloonan
Name: Anne Cloonan
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President

FIFTH THIRD BANK,
as a Lender

By: /s/ J. David Izard
Name: J. David Izard
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ James Monigan
Name: James Monigan
Title: Associate Relationship Manager

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Jonathan Gleit
Name: Jonathan Gleit
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ Mustafa Khan
Name: Mustafa Khan
Title: Director

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

TRISTATE CAPITAL BANK,
as a Lender

By: /s/ Ellen Frank
Name: Ellen Frank
Title: Senior Vice President

EXHIBIT A
Consent and Reaffirmation
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Second Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of October 29, 2014, by and among Chart Industries, Inc., a Delaware corporation (the “Company”), Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg (“Chart Luxembourg”), Chart Asia Investment Company, a private limited company incorporated under the laws of Hong Kong (“Chart Hong Kong” and, together with the Company and Chart Luxembourg, the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of September 19, 2017 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Collateral Agreement and any other Loan Document executed by it and acknowledges and agrees that the Collateral Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated September 19, 2017
[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

CHART INC.
CAIRE INC.
CHART ENERGY & CHEMICALS, INC.
CHART INTERNATIONAL HOLDINGS, INC.
CHART ASIA, INC.
CHART INTERNATIONAL, INC.
CHART COOLER SERVICE COMPANY, INC.
THERMAX, INC.
AIRSEP CORPORATION

By: /s/ Jillian Evanko (Harris)
Name: Jillian Evanko (Harris)
Title: Vice President and Chief Financial Officer

US-DOCS\93756281.3